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                                                                    EXHIBIT 23.2



                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
MGC Communications, Inc.

We consent to the use of our report incorporated herein by reference dated August 18, 1997 for the year ended December 31, 1996 included in this registration statement.



                                        /s/ KPMG Peat Marwick LLP

Las Vegas, Nevada
July 27, 1998